UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 14, 2025
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financial Results
On March 14, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Coastal Financial Corporation (the “Company”), based on the recommendation of, and after consultation with, the Company’s management and independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2023 and the unaudited financial statements as of and for the interim periods ended March 31, 2024, June 30, 2024, and September 30, 2024 (the “Affected Periods”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for each of the applicable interim periods (the financial statements contained in such reports, the “Affected Financials”), should no longer be relied upon due to certain errors made in the Company’s accounting related to certain fintech partner loans that were determined to be material to the Company’s results of operations and financial condition as reflected in the Affected Financials. Similarly, related earnings releases, press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.
The adjustments required to be made in the Affected Financials were as a result of errors identified during the Company’s annual review process related to the preparation of its consolidated financial statements for the year ended December 31, 2024. The errors resulted in impacts to certain line items of the Company’s income statement but did not impact the Company’s net income or earnings per share for any of the Affected Periods. Certain interest income and Banking as a Service (“BaaS”) loan expense amounts were misstated due to differences between BaaS lending partner accounting policies and the Company’s accounting policies. The Company made an adjustment to decrease interest and fees on loans with a corresponding decrease to BaaS loan expense as well as the related balance sheet accounts impacted. Reimbursement of expenses related to interchange fees associated with certain BaaS partners had not been appropriately accounted for under ASU 2014-09, Revenue from Contracts with Customers, where the Company acts as an agent. The Company should have been recording these transactions on a net basis as non-interest expense but reported the transaction gross as both non-interest income and non-interest expense. As a result, the Company made an adjustment to reduce reimbursement of expenses included under non-interest income with a corresponding decrease to point of sale expense under non-interest expense. Neither of these misstatements had any impact on consolidated pre-tax or net income. In addition, the errors resulted in impacts to certain line items of the Company’s balance sheet and statements of cash flows. The adjustments to the Company’s balance sheets for the Affected Periods were deemed necessary for the reconciliation between cash received by the Company and reporting provided by one of the Company’s fintech partners that resulted in an overstatement of assets by $3.4 million, $2.2 million, $2.0 million and $1.3 million for the year ended December 31, 2023, the three months ended March 31, 2024, the three months ended June 30, 2024, and the three months ended September 30, 2024, respectively. The Company determined to correct related errors by making over-the-top adjustments for when the Company records charge-offs, same as cash loans, and settlement (principal forgiveness) loan modifications. Because the corrections of these misstatements have, taken as a whole, been determined to be material to the Affected Financials, the Audit Committee concluded that the Affected Financials should no longer be relied upon.

Controls and Procedures
Due to the discovery of these errors, the Company’s management identified material weaknesses in the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2024 relating to the identified control gaps and deficiencies. The Company’s management also re-evaluated the effectiveness of the Company’s ICFR as of December 31, 2023 and determined that the material weakness relating to the identified control gaps and deficiencies existed as of that date as well. The Company will provide further specifics on the material weakness in its ICFR and its remediation plan in its Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”).
The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Moss Adams LLP, the Company’s independent registered public accounting firm.
Next Steps
As a result of the misstatements, the Company plans to restate its consolidated financial statements for each of the Affected Periods and include them in the 2024 Annual Report, which the Company expects to file with the U.S. Securities and Exchange Commission as soon as it is practicable to do so.
Safe Harbor Statement
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the Company’s anticipated restatement of the Affected Financials and the intended timing of the filing of reports with the SEC, are forward-looking statements. The Company generally identifies forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events based on information that is currently available. The Company cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: March 17, 2025	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer